UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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BIG ROCK PARTNERS ACQUISITION CORP.
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BIG ROCK PARTNERS ACQUISITION CORP.
2645 N. FEDERAL HIGHWAY, SUITE 230
DELRAY BEACH, FLORIDA 33483

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL [●], 2021

TO THE STOCKHOLDERS OF BIG ROCK PARTNERS ACQUISITION CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Big Rock Partners Acquisition Corp. (the “Company,” “Big Rock Partners,” “we,” “us” or “our”) to be held at 10:00 a.m. EST on April [●], 2021, virtually, at https://www.cstproxy.com/bigrockpartners/sm2021, for the sole purpose of considering and voting upon the following proposals:

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a proposal to amend (the “Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from April 23, 2021 to [●], 2021 (the “Extended Date”); and

●
a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”)

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting  https://www.cstproxy.com/bigrockpartners/sm2021. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

As previously announced, on December 13, 2020, the Company entered into an Agreement and Plan of Merger (as amended on March 19, 2021, the “Merger Agreement”) with NeuroRx, Inc., a Delaware corporation (“NeuroRx”), and Big Rock Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), providing for the merger of Merger Sub with and into NeuroRx, with NeuroRx surviving the merger and becoming a wholly-owned subsidiary of the Company and the stockholders of NeuroRx becoming stockholders of the Company.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination with NeuroRx or another proposed business combination (referred to herein as an “initial business combination”), if such additional time is needed. The Company’s prospectus for its initial public offering (“IPO”) and its charter originally provided that the Company only had until May 22, 2019 to complete an initial business combination. The Company sought a series of amendments to the charter to extend the time within which it would have to complete its initial business combination. In connection with these amendments, the Company offered public stockholders the right to have their shares of common stock issued in the Company’s IPO (the “public shares”) converted into a pro rata portion of the trust account. The Company’s charter, as amended, currently provides that it will have until April 23, 2021 to complete a business combination. The Company’s board of directors has determined that it may not be able to complete its initial business combination by April 23, 2021. Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding shareholder approval of the Extension, the Company intends to consummate its proposed business combination with NeuroRx as soon as practicable.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on [●], 2021 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are 2,688,242 shares of common stock outstanding, the Company’s only class of voting securities. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of public shares may elect to convert their public shares into their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the special meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. The per-share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $[●]. The closing price of the Company’s common stock on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $[●] [more][less] than if such stockholder sold the public shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved by April 23, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account and (iii) thereafter seek to dissolve and liquidate as described in more detail in this proxy statement.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the initial business combination on or before the Extended Date. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

March [●], 2021	By Order of the Board of Directors Richard Ackerman Chairman, President and Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special meeting of Stockholders to be held on April [●], 2021: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/bigrockpartners/sm2021.

BIG ROCK PARTNERS ACQUISITION CORP.
2645 N. FEDERAL HIGHWAY, SUITE 230
DELRAY BEACH, FLORIDA 33483

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL [●], 2021

PRELIMINARY PROXY STATEMENT

Big Rock Partners Acquisition Corp. (the “Company,” “Big Rock Partners,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Special Meeting to be held at 10:00 a.m. EST on April [●], 2021, virtually, at https://www.cstproxy.com/bigrockpartners/sm2021.

At the special meeting, the following proposals will be considered and voted upon:

●
a proposal to amend (the “Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from April 23, 2021 to [●], 2021 (the “Extended Date”); and

●
a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”)

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting  https://www.cstproxy.com/bigrockpartners/sm2021. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

As previously announced, on December 13, 2020, the Company entered into an Agreement and Plan of Merger (as amended on March 19, 2021, the “Merger Agreement”) with NeuroRx, Inc., a Delaware corporation (“NeuroRx”), and Big Rock Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), providing for the merger of Merger Sub with and into NeuroRx, with NeuroRx surviving the merger and becoming a wholly-owned subsidiary of the Company and the stockholders of NeuroRx becoming stockholders of the Company.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination with NeuroRx or another proposed business combination (referred to herein as an “initial business combination”), if such additional time is needed. The Company’s prospectus for its initial public offering (“IPO”) and its charter originally provided that the Company only had until May 22, 2019 to complete an initial business combination. The Company sought a series of amendments to the charter to extend the time within which it would have to complete its initial business combination. In connection with these amendments, the Company offered public stockholders the right to have their shares of common stock issued in the Company’s IPO (the “public shares”) converted into a pro rata portion of the trust account. The Company’s charter, as amended, currently provides that it will have until April 23, 2021 to complete a business combination. The Company’s board of directors has determined that it may not be able to complete its initial business combination by April 23, 2021. Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding shareholder approval of the Extension, the Company intends to consummate its proposed business combination with NeuroRx as soon as practicable.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The holders of public shares may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on the Company’s initial business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Accordingly, if the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $[●] million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s rights and warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by April 23, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of shares of common stock issued prior to the IPO (“insider shares”) have waived their rights to participate in any liquidation distribution with respect to the 1,725,000 insider shares as well as the shares (“private shares”) included in the 272,500 units (“private placement units”) purchased by them simultaneously with the IPO. EarlyBirdCapital, Inc. (“EBC”) and its designees have also waived their rights to participate in any liquidation distributions with respect to the 138,000 shares issued to them in connection with the IPO (“representative shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved and the Company liquidates, A/Z Property Partners, LLC (“A/Z Property”), an entity majority owned by Richard Ackerman, the Company’s Chairman, President and Chief Executive Officer, has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, A/Z Property will not be responsible for such third party claims. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that A/Z Property will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be $[●], plus interest. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $[●] plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is March [●], 2021. Record holders of shares of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 2,688,242 outstanding shares of Company common stock, including 552,742 outstanding public shares. The Company’s rights and warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated March [●], 2021 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?
A.            The Company is a blank check company formed in September 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In November 2017, the Company consummated its IPO from which it derived gross proceeds of $69,000,000 (including $9,000,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, after the two extensions we were permitted to obtain pursuant to our charter, May 22, 2019).

The Company was unable to complete a qualifying business combination by such date and on May 21, 2019, the Company’s stockholders approved an amendment to the charter to provide that it would have until August 22, 2019. The Company then sought further amendments to the charter to provide that it would have until April 23, 2021 to complete a business combination. In connection with these amendments, the Company offered public stockholders the right to have their public shares converted into a pro rata portion of the trust account. Accordingly, as of the record date, the Company has approximately $[●] million of cash in the trust account.

The Company has entered into the Merger Agreement with NeuroRx. The Company’s charter currently provides that the Company will only have until April 23, 2021 to complete its initial business combination. The Company’s board of directors has determined that it may not be able to complete the initial business combination with NeuroRx by April 23, 2021. Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding shareholder approval of the Extension, the Company intends to consummate its proposed business combination with NeuroRx as soon as practicable.

Q. What is being voted on?
A.            You are being asked to vote on

● a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date – we refer to this proposal as the “Extension Amendment Proposal”; and
● a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension – we refer to this proposal as the “Adjournment Proposal”.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $[●] million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved by April 23, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares, private shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our rights and warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, A/Z Property has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?
A.            The Company’s charter currently provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before April 23, 2021. The Company’s board has determined that the Company will not be able to consummate its initial business combination with NeuroRx by April 23, 2021. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete a business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until the Extended Date. Notwithstanding shareholder approval of the Extension, the Company intends to consummate its proposed business combination with NeuroRx as soon as practicable.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?
A.            The Company’s board of directors believes stockholders will benefit from the Company consummating its initial business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete its business combination until the Extended Date and to allow for the Conversion.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. Why is the Company proposing the Adjournment Proposal?
A.            The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to seek approval of the Extension Amendment Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?
A.            All of the Company’s directors, executive officers and their respective affiliates, as well as BRAC Lending Group, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and in favor of the Adjournment Proposal.

The holders of the 1,725,000 insider shares, 272,500 private shares and 138,000 representative shares, including those held by the Company’s sponsor, directors and executive officers together with BRAC Lending Group and their respective affiliates, and EBC and its designees, are not entitled to convert any shares in connection with the Extension Amendment Proposal. On the record date, these shares represented approximately 76.9% of the Company’s issued and outstanding common stock.

Neither the Company’s sponsor, directors or executive officers nor BRAC Lending Group or any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to convert their shares. Any public shares so purchased will be voted in favor of the Extension Amendment Proposal and Adjournment Proposal.

Q. What vote is required to adopt each proposal?
A.            Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock as of the record date.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon.

Q. What if I don’t want to vote for the Extension Amendment Proposal or the Adjournment Proposal?
A.            If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting or non-voting holders.

If you do not want the Adjournment Proposal to be approved, you must abstain, not vote or vote against the proposal.

Q. Will you seek any further extensions to liquidate the trust account?
A.            Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future.

Q. What happens if the Extension Amendment Proposal is not approved?
A.            If the Extension Amendment Proposal is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares, private shares and representative shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, A/Z Property has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q. If the Extension Amendment Proposal is approved, what happens next?
A.            If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate its initial business combination until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Insiders and the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?
A.            Unless you elect to convert your shares, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or convert your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?
A.            If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting virtually by submitting a ballot at the special meeting live webcast. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company located at 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483, Attn: Corporate Secretary.

Q. How are votes counted?
A.            Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.
Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of the stockholders holding at least a majority of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?
A.            Your broker, bank or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions.

The Extension Amendment Proposal is a non-routine proposal. Accordingly, your broker, bank or nominee may not vote your shares with respect to this proposal unless you provide voting instructions.

Q. What is a quorum requirement?
A.            A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?
A.            Only holders of record of the Company’s common stock at the close of business on March [●], 2021 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 2,688,242 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in virtually at the special meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the special meeting?
Due to health concerns stemming from the COVID-19 pandemic, the special meeting will be a virtual meeting. Any stockholder wishing to attend the special meeting must register in advance. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners. If you are a record holder and you wish to attend the special meeting, go to https://www.cstproxy.com/bigrockpartners/sm2021, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the special meeting. You must register before the meeting starts.

Beneficial Owners. Beneficial owners who wish to attend the special meeting must obtain a legal proxy from the stockholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. Beneficial owners should contact Continental Stock Transfer on or before 5:00 p.m. Eastern Time on April [●], 2021.

Q. Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?
A.            Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Extension Amendment Proposal is fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?
A.            The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, ownership of insider shares and private shares, rights and warrants that will become worthless if the Extension Amendment Proposal is not approved, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting—Interests of the Company’s Directors and Officers.”

Q. What if I object to the Extension Amendment Proposal? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

Q. What happens to the Company’s rights and warrants if the Extension Amendment Proposal is not approved?
A.            If the Extension Amendment Proposal is not approved by April 23, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your rights and warrants will become worthless.

Q. What happens to the Company’s rights and warrants if the Extension Amendment Proposal is approved?
A.            If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate its initial business combination until the Extended Date. The rights and warrants will remain outstanding in accordance with their terms during any extension period. The rights will still automatically convert into one-tenth of a share of common stock on the consummation of the initial business combination. The warrants will still become exercisable commencing on the consummation of the initial business combination.

Q. What do I need to do now?
A.            The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?
A.            If you are a holder of record of Company common stock, you may vote virtually at the special meeting by submitting a ballot during the live webcast or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I convert my shares of Company common stock?
A.            If the Extension is implemented, each public stockholder may seek to convert his, her, or its public shares for a pro rata portion of the funds available in the trust account, less any franchise and income taxes owed on such funds but not yet paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to own them until the effective date of the Extension.

Q. What should I do if I receive more than one set of voting materials?
A.            You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?
A.            The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?
A.            If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Big Rock Partners Acquisition Corp.
2645 N. Federal Highway, Suite 230
Delray Beach, Florida 33483
Attn: Richard Ackerman
Telephone: (310) 734-2300

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

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discuss future expectations;

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contain projections of future results of operations or financial condition; or

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state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

We are a Delaware company incorporated on September 18, 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In November 2017, we consummated our IPO of 6,900,000 units, including 900,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock, one right entitling the holder to receive one-tenth (1/10) of one share of common stock upon the consummation of an initial business combination and one-half of one redeemable warrant, with each whole warrant to purchase one share of common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $69,000,000.

Prior to our IPO, we issued an aggregate of 1,725,000 insider shares for an aggregate purchase price of $25,000.

Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 272,500 private placement units at a price of $10.00 per private placement unit, generating total proceeds of $2,725,000.

The prospectus for our IPO and our charter originally provided that we had only until May 22, 2019 to complete a business combination (after giving effect to the two three-month extensions previously obtained pursuant to the charter). We were not able to consummate an initial business combination by such date and on each of May 21, 2019, August 21, 2019, November 21, 2019, March 23, 2020, July 23, 2020 and December 18, 2020, our stockholders approved an amendment to the charter extending the amount of time that we would have to consummate the initial business combination. Our charter, as amended, currently provides that we will have until April 23, 2021 to complete a business combination. In connection with these amendments, we offered public stockholders the right to have their public shares converted into a pro rata portion of the trust account and holders of public shares representing approximately $63 million originally held in the trust account exercised such conversion rights. Accordingly, as of the record date for this special meeting, we have approximately $6.0 million of cash in the trust account, plus accrued interest.

The mailing address of the Company’s principal executive office is 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483, and its telephone number is (310) 734-2300.

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete its initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights.

The per-share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $[●]. The closing price of the Company’s common stock on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $[●] [more][less] than if such stockholder sold the shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Accordingly, the Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

The Company has entered into the Merger Agreement with NeuroRx. The Company’s charter currently provides that the Company will only have until April 23, 2021 to complete its initial business combination. The Company’s board of directors has determined that it may not be able to complete the initial business combination with NeuroRx by April 23, 2021. Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding shareholder approval of the Extension, the Company intends to consummate its proposed business combination with NeuroRx as soon as practicable.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by April 23, 2021 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares, private shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s rights and warrants which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, A/Z Property has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will then continue to attempt to consummate its initial business combination until the Extended Date. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded during the extension period. The rights and warrants will continue in existence in accordance with their terms.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $6.0 million, plus accrued interest, that was in the trust account as of the record date.

As previously disclosed, the initial business combination with NeuroRx is subject to certain closing conditions and may be terminated prior to closing by the parties in certain circumstances, including in the event that the initial business combination is not consummated by May 24, 2021. Even if the Extension Amendment Proposal is approved, and the Extension is implemented, there can be no assurance that the Company will be able to consummate the initial business combination with NeuroRx by May 24, 2021.

Conversion Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

TO DEMAND CONVERSION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to own them until the effective date of the Extension Amendment Proposal and Conversion. The requirement for physical or electronic delivery at least two business days prior to the vote at the special meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment Proposal is approved and the Extension is implemented. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the date that is two business days prior to the vote at the special meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Extension Amendment Proposal will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the special meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment Proposal would receive payment of the conversion price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or redeemed in connection with our winding up.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid, calculated as of two business days prior to the meeting. As of the record date, this would amount to approximately $[●] per share (which is expected to be the same approximate amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $[●] [more][less] than if such stockholder sold the shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your conversion rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your stock certificate(s) to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal. During any such adjournment, the Company’s officers, directors and initial stockholders may make purchases of public shares or other arrangements that would decrease the number of public shares seeking conversion in connection with the Extension Amendment Proposal.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place. The special meeting of the Company’s stockholders will be held at 10:00 a.m., EST on April [●], virtually at https://www.cstproxy.com/bigrockpartners/sm2021.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on March [●], 2021, the record date for the special meeting. At the close of business on the record date, there were 2,688,242 outstanding shares of Company common stock each of which entitles its holder to cast one vote per proposal. Company rights and warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually by submitting a ballot at the special meeting.

Required Vote

Extension Amendment Proposal. The affirmative vote by holders of a majority of the Company’s issued and outstanding common stock is required to approve the Extension Amendment Proposal. Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment Proposal. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

The holders of the 1,725,000 insider shares, 272,500 private shares and 138,000 representative shares, including those held by the Company’s sponsor, directors and executive officers together with BRAC Lending Group and their respective affiliates, and EBC and its designees, are expected to vote in favor of the Extension Amendment Proposal and Adjournment Proposal, if presented. On the record date, these shares represented approximately 76.9% of the Company’s issued and outstanding common stock.

In addition, the Company’s directors, executive officers, EBC and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to convert their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the Extension Amendment Proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

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If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by April 23, 2021, the 225,000 insider shares owned by the sponsor which were acquired for approximately $0.01 per share will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 272,500 private placement units that were acquired simultaneously with the IPO by the sponsor for an aggregate purchase price of $2,725,000. Such common stock and units had an aggregate market value of approximately $[●] based on the last sale price of $[●] and $[●] of the common stock and units, respectively, on Nasdaq on March [●], 2021;

●
In connection with the IPO, A/Z Partners has agreed that if the Extension Amendment Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●
All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●
The Company’s officers and directors and their affiliates have loaned the Company an aggregate of $[●] as of the record date. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these loans will not be repaid;

●
If Big Rock Partners is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, A/Z Partners has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses; and

●
The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD CONVERT YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

●
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●
each of our officers, directors and senior advisors; and

●
all our officers and directors as a group.

As of the record date, there were a total of 2,688,242 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s rights or warrants as these rights and warrants are not convertible or exercisable, respectively, within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Officers and Directors
Richard Ackerman (2)	497,500	18.51%
Bennett Kim	—	0%
Richard Birdoff	—	0%
Michael Fong	—	0%
Stuart Koenig (3)	—	0%
Albert G. Rex (3)	—	0%
Troy T. Taylor (3)	—	0%
		0%
All Officers and Directors as a Group (7 individuals)	497,500	18.51%

Five Percent Holders
BRAC Lending Group LLC (4)	1,432,000	53.27%
Big Rock Partners Sponsor, LLC (2)	497,500	18.51%
EarlyBirdCapital, Inc. (5)	138,000	5.13%

(1)
Unless otherwise noted, the address of each beneficial owner is c/o Big Rock Partners Acquisition Corp, 2645 N. Federal Highway, Suite 230, Delray Beach, FL 33483.
(2)
Richard Ackerman is the President, Chairman and Chief Executive Officer of Big Rock Partners Acquisition Corp. and the managing member of Big Rock Partners Sponsor, LLC and has the sole voting and dispositive power of the securities held by the Sponsor. Accordingly. Mr. Ackerman may be deemed to have beneficial ownership of such shares.
(3)
Does not include shares held by Big Rock Partners Sponsor, LLC. This individual is a member of Big Rock Partners Sponsor, LLC.
(4)
Information was obtained from a Schedule 13D filed on November 26, 2018 with the SEC. Each of David M. Nussbaum and Steven Levine is a managing member of BRAC Lending Group LLC.
(5)
The business address of EarlyBirdCapital, Inc. is One Huntington Quadrangle, Suite 4C18, Melville, NY 11747. Each of David M. Nussbaum and Steven Levine control the voting and investment power over the securities held by EarlyBirdCapital, Inc. EarlyBirdCapital, Inc. was the representative of the underwriters of BRPA’s initial public offering.

All of the insider shares are being held in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property. In connection with the proposed business combination with NeuroRx, the existing escrow agreement will be amended. Such amendment is described in detail in the Registration Statement on Form S-4, and the preliminary proxy statement/prospectus/consent solicitation statement included therein, filed by the Company with the SEC on January 27, 2021.

During the escrow period, as currently existing, the owners of the shares held in escrow will not be able to sell or transfer such shares except for transfers, assignments or sales (i) to our officers, directors, employees, consultants or their affiliates, (ii) to an entity’s officers, directors, employees or members, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) by private sales made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions and other agreements of our initial stockholder as set forth herein, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. Similar transfer restrictions will apply if the escrow agreement is amended in connection with the Company’s proposed initial business combination with NeuroRx.

If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Big Rock Partners Acquisition Corp.
2645 N. Federal Highway, Suite 230
Delray Beach, Florida 33483
Tel: (310) 734-2300

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than March [●], 2021.

ANNEX A

PROPOSED SEVENTH AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BIG ROCK PARTNERS ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of BIG ROCK PARTNERS ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.            The name of the Corporation is Big Rock Partners Acquisition Corp.

2.             The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 18, 2017. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 20 ,2017. A first amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 21, 2019, a second amendment was filed in the office of the Secretary of State of the State of Delaware on August 21, 2019, a third amendment was filed in the office of the Secretary of State of the State of Delaware on November 21, 2019, a fourth amendment was filed in the office of the Secretary of State of the State of Delaware on March 23, 2020, a fifth amendment was filed in the office of the Secretary of State of the State of Delaware on July 23, 2020, and a sixth amendment was filed in the office of the Secretary of State of the State of Delaware on December 18, 2020.

3.            This Seventh Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.            This Seventh Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware (the “DGCL”).

5.           The text of Section 9.6 of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

Section 9.6. Termination. In the event that the Corporation has not consummated a Business Combination by _________ __, 2021 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Offering Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any franchise or income taxes payable, divided by the total number of Offering Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this [●] of April, 2021.

Name: ______________________
Title: _______________________

A-1

PRELIMINARY PROXY

Big Rock Partners Acquisition Corp.
2645 N. Federal Highway, Suite 230
Delray Beach, Florida 33483

SPECIAL MEETING OF STOCKHOLDERS

APRIL [●], 2021

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

BIG ROCK PARTNERS ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
APRIL [●], 2021

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated March [●], 2021, in connection with the special meeting to be held at 10:00 a.m. EST on April [●], 2021 virtually, at https://www.cstproxy.com/bigrockpartners/sm2021, and hereby appoints Richard Ackerman and Bennett Kim, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock, of Big Rock Partners Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April [●], 2021: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/bigrockpartners/sm2021.

	FOR	AGAINST	ABSTAIN
Proposal 1 –Extension of Corporate Life
Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to _________ __, 2021.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN
Proposal 2 –Adjournment Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐

Dated:	_________________________ 2021

______________________________________________
Stockholder’s Signature

______________________________________________
Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

A-2